UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 6, 2023

 CHEWY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38936	90-1020167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 West Sunrise Boulevard Plantation, Florida	33322
(Address of Principal Executive Offices)	(Zip Code)
(786) 320-7111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	CHWY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 6, 2023, the Board of Directors of Chewy, Inc. (the “Company”) adopted and approved amendments to the Company’s amended and restated bylaws (the “Bylaws”), effective immediately. Among other things, the amendments: (i) revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at meetings of the stockholders of the Company, including, among other things, by adding requirements that a stockholder seeking to nominate director(s) at an meeting of stockholders (x) provide the information and statement required by Rule 14a-19(b) of the Securities Exchange Act of 1934, as amended, in its notice of nominations and (y) deliver to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 not later than seven business days prior to the date of the meeting or any adjournment, recess, rescheduling or postponement thereof; (ii) reflect certain amendments to the Delaware General Corporation Law, including by updating provisions regarding when additional notice need not be given of an adjourned meeting and eliminating the requirement that the stockholder list be made available for inspection during a meeting of stockholders; and (iii) make certain other administrative, modernizing, clarifying, and conforming changes.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is filed hereto as Exhibit 3.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Chewy, Inc. (effective as of April 6, 2023).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEWY, INC.

Date:	April 12, 2023	By:	/s/ Susan Helfrick
Susan Helfrick
General Counsel and Secretary